WARRANT AND COMMON STOCK PURCHASE AGREEMENT

This WARRANT AND COMMON STOCK PURCHASE AGREEMENT is dated for reference purposes as of December 15, 2011 (the “Effective Date”) by and between Enova Systems, Inc., a California corporation (the “Company”), and the several purchasers identified from time to time in the attached Exhibit A and who become parties hereto at the election of the Company on, or before, December 30, 2011, as such date may be mutually extended by the Majority Purchasers (as defined below) and the Company (each such party, individually, a “Purchaser” and collectively, the “Purchasers”).

NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) "Affiliate” of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose “control” shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

(b) "Agreement” means this Warrant and Common Stock Purchase Agreement.

(c) "Closing Date” means the date set forth in Section 2.4.

(d) “Company’s Knowledge” means the actual knowledge of the Company’s executive officers.

(e) “Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

(g) “Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

(h) “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

(i) "Majority Purchasers” shall mean (x) before the Closing, Purchasers which, at any given time, have agreed to purchase more than fifty percent (50%) of the Shares (as defined in Section 2.3 below) and (y) after the Closing, Purchasers (or transferees thereof) which, at any given time, own in the aggregate a majority of the Shares and right to acquire the Warrant Shares that have not been resold pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act.

(j) “Material Adverse Effect” means a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), business, and prospects of the Company taken as a whole.

(k) “Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K

(l) "Operative Agreements” shall mean the Registration Rights Agreement and Warrants together with this Agreement.

(m) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

(n) "Registration Rights Agreement” shall mean that certain Registration Rights Agreement in form and substance attached hereto as Exhibit C, dated as of the Closing Date (as defined below), among the Company and the Purchasers.

(o) "SEC” shall mean the Securities and Exchange Commission.

(p) "Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

2. Purchase and Sale of Shares.

2.1 Purchase and Sale. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally, hereby agrees to purchase from the Company, at the Closing (as defined below), the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading “Number of Shares to be Purchased” on Exhibit A hereto, at a purchase price of $0.15 per share. The total purchase price payable by each Purchaser for the number of shares of Common Stock that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading “Purchase Price” on Exhibit A hereto.

2.2 Purchase of Warrants. In addition, subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, to purchase and the Company agrees to sell and issue to each Purchaser, a five-year Warrant in form and substance attached hereto as Exhibit B to acquire one (1) share of the Company’s Common Stock at an exercise price equal to the twenty (20) trading day volume weighted average closing price of the Company’s Common Stock on the NYSE Amex immediately preceding the Closing Date (the “Exercise Price”) for each share of Common Stock acquired pursuant to Section 2.1 above (the “Warrant”). No fractional shares shall be issued under the Warrants (any fractional shares shall be rounded down to the nearest whole number).

2.3 Definitions. The shares of Common Stock to be sold to the Purchasers pursuant to this Agreement are hereinafter referred to as the “Shares.” The Warrants to purchase Common Stock to be sold hereunder are hereinafter referred to as the “Warrants.” The total amount of Common Stock and other securities issuable upon conversion of the Warrants are hereinafter referred to as the “Conversion Stock.” The Shares, the Warrants and the Conversion Stock are hereinafter collectively referred to as the “Securities.”

2.4 Closing. The purchase and sale of the Shares and Warrants shall take place at the offices of Reed Smith, LLP, 101 2nd Street, 20th Floor, San Francisco, CA 94105 (or remotely via the exchange of documents and signatures) at 10:00 A.M., on December 30, 2011, or at such other time and place as the Company and the Majority Purchasers mutually agree upon in writing (which time and place are designated as the “Closing”). Within five (5) business days after the Closing, the Company shall deliver to each Purchaser purchasing Shares and Warrants at the Closing a certificate representing the Shares and a corresponding Warrant, registered in the name of such Purchaser, which such Purchaser is purchasing against delivery to the Company by such Purchaser of a cashiers check or wire transfer in the aggregate amount of the Purchase Price therefor payable to the Company’s order as identified on Exhibit A.

3. Representations and Warranties of the Company. Except as otherwise described or disclosed in the SEC Filings (as defined below), including any documents incorporated by reference therein or exhibits referenced or attached thereto, the Company hereby represents and warrants to each of the Purchasers as follows immediately prior to the Closing:

3.1 Organization, Good Standing and Qualification, NYSE Amex Listing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect. The Company is close to falling below the minimum continued listing standards of the NYSE Amex set forth in Section 1003(a) (iii) of the NYSE Amex Company Guide as more fully described on Schedule 3.1.

3.2 Authorization. The Company has full power and authority and, except for approval of the Proposal by its shareholders as contemplated in Section 5.1(g) and any action required by the Company to list the Shares and Warrant Shares on NYSE Amex or AIM of the London Stock Exchange, has taken all requisite action on the part of the Company, its officers, directors and shareholders necessary for (i) the authorization, execution and delivery of the Operative Agreements, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares. The Operative Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

3.3 Capitalization. Schedule 3.3 sets forth as of the date hereof (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement. The issuance and sale of the Shares and Warrants hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Purchasers) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

3.4 Valid Issuance. The Shares and Warrants have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all Liens (other than those created by the Purchasers), except for restrictions on transfer set forth in the Operative Agreements or imposed by applicable securities laws.

3.5 Consents. Except for approval of the Proposal by its shareholders as contemplated in Section 5.1(g), the execution, delivery and performance by the Company of the Operative Agreements and the offer, issuance and sale of the Shares and Warrants require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) those that have been obtained and are in full force and effect and (ii) filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

3.6 Delivery of SEC Filings. The Company has made available to the Purchasers through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “10-K”), and all other reports filed by the Company pursuant to the Exchange Act since the filing of the 10-K and prior to the date hereof, as amended to date (collectively, the “SEC Filings”). To the Company’s Knowledge, the SEC Filings are the only filings required of the Company pursuant to the Exchange Act for such period.

3.7 Use of Proceeds. The net proceeds of the sale of the Shares and exercise of the Warrants hereunder shall be used by the Company only for working capital and general corporate purposes and shall not be used for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices).

3.8 No Material Adverse Change. Since September 30, 2011, except as identified and described in the SEC Filings, there has not been to the Company’s Knowledge:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any Lien by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

(vi) any change or amendment to the Company’s Amended and Restated Articles of Incorporation or Amended and Restated Bylaws, or material change to any material contract or arrangement by which the Company is bound or to which any of their respective assets or properties is subject;

(vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company;

(viii) any material transaction entered into by the Company other than in the ordinary course of business;

(ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company;

(x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

(xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.9 SEC Filings; S-3 Eligibility.

(a) At the time of filing thereof, to the Company’s Knowledge, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b) The Company is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Purchasers as contemplated by the Registration Rights Agreement, subject to such limitations as to amounts of Shares and/or Warrant Shares as may be imposed by the SEC and applicable rules and regulations.

3.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Operative Agreements by the Company and the consummation by the Company of the transactions contemplated hereby or thereby including the issuance and sale of the Shares and Warrants will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Amended and Restated Articles of Incorporation or the Company’s Amended and Restated Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Purchasers through the EDGAR system), (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract or (iii) to the Company’s Knowledge, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company’s assets or properties.

3.11 Tax Matters. The Company has timely filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. To the Company’s Knowledge, the charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company. To the Company’s Knowledge, all taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property.

3.12 Title to Properties. To the Company’s Knowledge, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and the Company holds any leased real or personal property under valid and enforceable leases whose breach would otherwise cause a Material Adverse Effect to the Company.

3.13 Certificates, Authorities and Permits. To the Company’s Knowledge, the Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it except those that the failure to possess have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect.

3.14 Labor Matters.

(a) The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not to its Knowledge violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(b) (i) There are no labor disputes existing, or to the Company’s Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company’s employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company’s employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company’s Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

(c) To the Company’s Knowledge, the Company is, and at all times has been, in compliance with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization except for such instances of noncompliance as have not had and could not reasonably be expected to have a Material Adverse Effect. There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

(d) The Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the Internal Revenue Code.

(e) Each of the Company’s employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company’s Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

3.15 Intellectual Property.

(a) To the Company’s Knowledge, all Intellectual Property of the Company is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable except for such instances of noncompliance as have not had and could not reasonably be expected to have a Material Adverse Effect. To the Company’s Knowledge, no Intellectual Property of the Company which is necessary for the conduct of Company’s business as currently conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened. To the Company’s Knowledge, no patent of the Company has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b) To the Company’s Knowledge, all of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its assets are bound (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to the Company’s Knowledge, enforceable in accordance with their terms, except (x) for such instances of noncompliance as have not had and could not reasonably be expected to have a Material Adverse Effect, (y) to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and, to the Company’s Knowledge, there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement which breach would cause a Material Adverse Effect.

(c) To the Company’s Knowledge, the conduct of the Company’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third except for such instances of Infringement as have not had and could not reasonably be expected to have a Material Adverse Effect, and, to the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company which are necessary for the conduct of Company’s business as currently conducted is not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company.

(e) The consummation of the transactions contemplated hereby and by the other Operative Agreements will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company’s business as currently conducted.

(f) The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property and Confidential Information.

3.16 Environmental Matters. The Company to its Knowledge is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

3.17 Litigation. There are no pending actions, suits or proceedings against or affecting the Company or any of its properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated. Neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that is material or that is otherwise required to be disclosed in the SEC Filings. There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

3.18 Financial Statements. The financial statements of the Company included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof , the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements which have had or could reasonably be expected to have a Material Adverse Effect.

3.19 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

3.20 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Operative Agreements, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 3.20.

3.21 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares or Warrants.

3.22 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

3.23 Private Placement. The offer and sale of the Shares and Warrants to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.24 Questionable Payments. Neither the Company nor, to the Company’s Knowledge, any of its current directors, officers, employees, agents or other Persons acting on behalf of the Company at the Company’s direction and authorization, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.25 Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, where such failure to maintain would cause a Material Adverse Effect. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company’s Knowledge, any other factors that could significantly affect the Company’s internal controls that would cause a Material Adverse Effect.

3.26 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information, other than the terms of the transactions contemplated hereby. The written materials delivered to the Purchasers in connection with the transactions contemplated by the Operative Agreements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.27 Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4. Representations and Warranties of the Purchasers. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company as follows:

4.1 Authorization. All action on the part of such Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of the Operative Agreements and the consummation of the transactions contemplated therein has been taken. When executed and delivered by the Company and such Purchaser, each of the Operative Agreements will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. Such Purchaser has all requisite power to enter into each of the Operative Agreements and to carry out and perform its obligations under the terms of the Operative Agreements. Such Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities for an indefinite period of time. Furthermore, the Purchaser acknowledges that the Company has made no representations or warranties except as set for in this Agreement or the Registration Rights Agreement.

4.2 Purchase Entirely for Own Account. Such Purchaser is acquiring the Securities being purchased by it hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act. Such Purchaser has not entered into an agreement or understanding with any other party to resell or distribute such Securities.

4.3 Purchaser Status; Etc. Such Purchaser certifies and represents to the Company that it is an “Accredited Purchaser” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Securities. Such Purchaser’s financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment. Subject to the truth and accuracy of the representations and warranties of the Company set forth in Section 3 of this Agreement (as modified by any Schedule or the SEC Filings), such Purchaser has received, reviewed and considered all information it deems necessary in making an informed decision to make an investment in the Securities and has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

4.4 Securities Not Registered. Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

4.5 No Conflict. The execution and delivery of the Operative Agreements by such Purchaser and the consummation of the transactions contemplated thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser, (ii) any material agreement or instrument, permit, franchise, or license or (iii) any judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

4.6 Brokers. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

4.7 Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

4.8 No Intent to Effect a Change of Control/Prohibited Transactions. Such Purchaser has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act. Since the earlier of (a) such time as such Purchaser was first contacted by the Company or any other Person acting on behalf of the Company regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares or Warrants, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Company’s Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Company’s Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Company’s Common Stock or otherwise sought to hedge its position in the Shares or Warrants (each, a “Prohibited Transaction”). Prior to the earliest to occur of (i) the termination of this Agreement, or (ii) the Closing Date, such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Purchaser acknowledges that the representations, warranties and covenants contained in this Section 4.8 are being made for the benefit of the Purchasers as well as the Company and that each of the other Purchasers shall have an independent right to assert any claims against such Purchaser arising out of any breach or violation of the provisions of this Section 4.8.

5. Conditions Precedent.

5.1 Conditions to the Obligation of the Purchasers to Consummate the Closing. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Securities being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

(b) The Registration Rights Agreement shall have been executed and delivered by the Company.

(c) The Company shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

(d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

(e) The purchase of and payment for the Securities by the Purchasers shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

(f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Purchaser.

(g) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (including, without limitation, approval of the Proposal (as defined below) by its shareholders in accordance with applicable law and the applicable requirements of the NYSE Amex or AIM of the London Stock Exchange) necessary or appropriate for consummation of the purchase and sale of the Shares, Warrants and the consummation of the other transactions contemplated by the Operative Agreements, all of which shall be in full force and effect. Promptly following the execution and delivery of this Agreement, the Company shall take all action necessary to call a meeting of its shareholders (the “Shareholders Meeting”), which shall occur not later than December 30, 2011, as may be extended by the mutual Agreement of the Company and the Majority Purchasers (the “Stockholders Meeting Deadline”), for the purpose of seeking approval of the Company’s shareholders for the issuance and sale to the Purchasers of the Shares and Warrants not to exceed 15,000,000 Shares and a corresponding number of Warrant Shares (or such lesser number as the Company shall determine) (the “Proposal”). In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Shareholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to holders of record of the Company’s voting equity securities as of the record date for the Shareholders Meeting. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Purchaser and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply in all material respects with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the shareholders of the Company in connection with the Shareholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Shareholders Meeting which has become false or misleading. If the Company should discover at any time prior to the Shareholders Meeting, any event relating to the Company or any of its Affiliates that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company’s obligations under the Exchange Act, the Company will promptly inform the Purchasers thereof. The failure to hold the Shareholder Meeting on, or before, December 30, 2011, as a result of any SEC review or comments to the Proxy Statement shall permit either the Company or the Majority Purchasers to terminate this Agreement upon written notice to the other party without any further liability or obligation to consummate the Closing.

(h) No stop order or suspension of trading shall have been imposed by NYSE Amex, the London Stock Exchange, the SEC or any other governmental or regulatory body with respect to public trading in the Company’s Common Stock.

5.2 Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to each of the Purchasers the Securities to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties contained herein of such Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

(b) The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

(c) Each Purchaser shall have performed all obligations and conditions herein required to be performed or observed by such Purchaser on or prior to the Closing Date.

(d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

(e) The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

(f) The Company shall have obtained on, or before, December 30, 2011, any and all consents, permits, approvals, registrations and waivers (including, without limitation, approval of the Proposal by its shareholders in accordance with applicable law and the applicable requirements of the NYSE Amex or AIM of the London Stock Exchange) necessary or appropriate for consummation of the purchase and sale of the Shares, Warrants and the consummation of the other transactions contemplated by the Operative Agreements, all of which shall be in full force and effect..

(g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

(h) No stop order or suspension of trading shall have been imposed by NYSE Amex, the London Stock Exchange, the SEC or any other governmental or regulatory body with respect to public trading in the Company’s Common Stock.

6. Transfer, Legends.

6.1 Securities Law Transfer Restrictions.

(a) [SECTION INTENTIONALLY LEFT BLANK.].

(b) Each Purchaser understands that the Securities have not been registered under the Securities Act or any state securities laws. In that connection, such Purchaser is aware of Rule 144 under the Securities Act and the restrictions imposed thereby. Such Purchaser will not engage in hedging or other similar transactions which would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

(c) Each Purchaser acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection

(d)

with the issue of Securities, in any jurisdiction outside of the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

6.2 Legends. Each certificate requesting any of the Securities shall be endorsed with the legends substantially as set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the securities represented by any such certificate without complying with the restrictions on transfer described in this Agreement, the Operative Agreements and the legends endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT.”.

7. Termination; Liabilities Consequent Thereon. This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:

(a) at any time by mutual agreement of the Company and the Majority Purchasers; or

(b) by the Majority Purchasers, if there has been any breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 5 calendar days after written notice thereof (it being understood and agreed by each Purchaser that, in the case of any representation or warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7.1(b) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by the Company); or

(c) by the Company with respect to a certain Purchaser, if there has been any breach of any representation, warranty or any material breach of any covenant of such Purchaser contained herein and the same has not been cured within 5 calendar days after written notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of such Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7.1(c) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by such Purchaser).

(d) By either the Company or the Majority Purchasers (as to all Purchasers) if the Closing has not occurred on, or prior to, December 30, 2011.

Any termination pursuant to this Section 7 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement, in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

8. Miscellaneous Provisions.

8.1 Public Statements or Releases. None of the Purchasers to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers or any other party, with respect to this Agreement, the Operative Agreements or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement, the Operative Agreements or the transactions provided for herein, without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed, provided, that nothing in this Section 8.1 shall prevent any of the Purchasers hereto from making such public announcements as may be required by law or the applicable rules or regulations of any securities exchange or securities market, but to the extent not inconsistent with such obligations, it shall provide the Company with an opportunity to review and comment on any proposed public announcement before it is made.

8.2 Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement and the Operative Agreements.

8.3 Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

8.4 Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

8.5 Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Enova Systems, Inc.

1560 West 190th Street

Torrance, California 90501

Attention: John Micek (or the current CFO)

Fax: (310) 755-6173

With a copy to:

ReedSmith LLP

101 Second Street, Suite 2000

San Francisco, California 94105

Attention: Donald C. Reinke, Esq.

Fax: (415) 391-8269

If to a Purchaser:

to the respective address for such Purchaser set forth on the signature pages hereto or such other address as the Purchaser in question shall notify the Company in writing pursuant to this Section 8.5.

8.6 Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

8.7 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.8 Governing Law; Injunctive Relief.

(a) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of California and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction. Venue for all purposes hereunder shall be in the applicable state or federal court located within the State of California.

(b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party’s reasonable costs, including attorney’s fees, incurred in connection with defending such action. Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

8.9 Amendments. Any term of this Agreement hereunder may be amended, waived or terminated (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and the Majority Purchasers. Any such amendment, waiver or termination effected in accordance with this Section 8.9 shall be binding upon the Company, each Purchaser and each transferee of any of the Securities. Each Purchaser acknowledges that by the operation of this Section 8.9, the Majority Purchasers will have the right and power to diminish or eliminate certain rights of the Purchaser under this Agreement. The foregoing shall not limit or otherwise affect a Purchaser’s right to waive any of such Purchaser’s rights hereunder with respect to itself without obtaining the consent of any other Purchaser.

8.10 Exculpation. Each Purchaser acknowledges that it is not relying upon any person, entity or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights hereunder, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose except to the extent of any amendment, waiver or termination in accordance with Section 8.9 above. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement. The Company has elected to provide all Purchasers with the same terms and forms of Operative Agreements for the convenience of the Company and not because it was required or requested to do so by the Purchasers. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities or the Operative Agreements.

8.11 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

8.12 Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

8.13 Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party, provided, however, that a Purchaser may assign its rights hereunder with respect to any Securities transferred in accordance with Section        of the Registration Rights Agreement. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

8.14 Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of one year, without regard to any investigation made by any party.

8.15 Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

8.16 Entire Agreement. This Agreement, the Warrants and the Registration Rights Agreement constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in accordance with Section 8.9 above.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant and Common Stock Purchase Agreement effective as of the Effective Date.

ENOVA SYSTEMS, INC.

By: /S/MICHAEL STARAN
Name: Michael Staran
Title: President & CEO

THE PURCHASER’S SIGNATURE TO THIS AGREEMENT SHALL AS OF THE CLOSING ALSO CONSTITUTE THE PURCHASER’S
SIGNATURE TO THE REGISTRATION RIGHTS AGREEMENT AND THE PURCHASER’S WARRANT.

AGREED AND ACCEPTED:

PURCHASER:

[Signature]

[Print Name]

[Title (if not an individual)IN WITNESS WHEREOF, the parties hereto have executed this Warrant and Common Stock Purchase Agreement effective as of the Effective Date.

ENOVA SYSTEMS, INC.

By:
Name: Michael Staran
Title: President & CEO

THE PURCHASER’S SIGNATURE TO THIS AGREEMENT SHALL AS OF THE CLOSING ALSO CONSTITUTE THE PURCHASER’S SIGNATURE TO THE REGISTRATION RIGHTS AGREEMENT AND THE PURCHASER’S WARRANT.

AGREED AND ACCEPTED:

PURCHASER:

/S/ANTHONY LOW-BEER

[Signature]

Anthony Low-Beer

[Print Name]

[Title (if not an individual)IN WITNESS WHEREOF, the parties hereto have executed this Warrant and Common Stock Purchase Agreement effective as of the Effective Date.

ENOVA SYSTEMS, INC.

By:
Name: Michael Staran
Title: President & CEO

THE PURCHASER’S SIGNATURE TO THIS AGREEMENT SHALL AS OF THE CLOSING ALSO CONSTITUTE THE PURCHASER’S SIGNATURE TO THE REGISTRATION RIGHTS AGREEMENT AND THE PURCHASER’S WARRANT.

AGREED AND ACCEPTED:

PURCHASER:

/S/ALB PRIVATE INVESTMENTS LLC

By: FRANCIS A. MLYNARCZYK, JR.

[Signature]

ALB PRIVATE INVESTMENTS LLC

By: Francis A. Mlynarczyk, Jr.

[Print Name]

Manager

[Title (if not an individual)S.NEXT